SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 01, 2002

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of	(Commission File Number)	(I.R.S Employer
incorporation or organization)		Identification No.)

5775 Roscoe Court
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant's Telephone Number, Including Area Code)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit	Description
10.1	Executive Non-Qualified Excess Plan

10.2	Executive Non-Qualified Excess Plan Adoption Agreement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Encore CAPITAL GROUP, INC.

Date:	August 9, 2002	By /s/ Barry R. Barkley
Barry R. Barkley
Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
10.1	Executive Non-Qualified Excess Plan

10.2	Executive Non-Qualified Excess Plan Adoption Agreement